*******************************************

SPECIMEN - NOT AN OFFICIAL FILING

*******************************************



THIS FILING CONTAINS AN UNFLAWED ARTICLE 5.

IT WILL BE USED TO TEST THE CREATION OF

SCREENING SHEETS.


*******************************************